===============================================================================


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                                The Spain Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

[LOGO OF ALLIANCE CAPITAL]                                 The Spain Fund, Inc.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              September 14, 2000

To the Stockholders of The Spain Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Thursday, September 14, 2000 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 28, 2000:

  1. To elect three Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualifies;

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending November 30, 2000; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on July 21, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
July 28, 2000

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

-------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                              September 14, 2000

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation ("the Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, September 14, 2000 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about July 28, 2000.

  The Board of Directors has fixed the close of business on July 21, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 8,560,620 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors (Proposal One) and for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending November 30, 2000 (Proposal Two). Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by such a proxy, with respect to matters to be determined by a plurality or majority of the votes cast on such matters (i.e., Proposals One and Two), will be considered present for purposes of determining the existence of a quorum for the transaction of business. Those shares not being cast will have no effect, however, on the outcome of such matters. If any proposal, other than Proposals One and Two, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one or more of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.

  The Fund has engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. SCC will receive a fee of $3,500 for its services plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors will be elected, each to serve a term of three years and until his or her successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of each nominee referred to below.

  Pursuant to the Charter and Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of the members of Class Two will expire as of the Meeting, the terms of the members of Class Three will expire as of the annual meeting of stockholders for the year 2001, and the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2002. Upon expiration of the terms of office of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams are currently the members constituting Class One; H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz and Messrs. Carlos Delclaux Zulueta and Enrique L. Fevre are currently the members constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna and Ms. Inmaculada de Habsburgo-Lorena are currently the members constituting Class Three.

  Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for reelection and, under regulations of the U.S. Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

  At a meeting of the Board of Directors held on May 11, 2000 H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz and Messrs. Carlos Delclaux Zulueta and Enrique L. Fevre were each nominated as a Director in Class Two for election at the Meeting. At the Meeting, each of them is to be elected to serve for a term of three years and until his or her successor is duly elected and qualify. Each of the three nominees has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

  Although the Fund is a Maryland corporation, certain of its Directors and officers are not residents of the United States, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Mr. Dave H. Williams and Dr. Reba W. Williams are each a director or trustee of other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance"). Mr. Williams and Dr. Williams are husband and wife.

                                                               Number of shares
  Name, age, positions and offices                               beneficially
      with the Fund, principal        Year first   Year term   owned directly or
     occupations during the past        became   as a Director indirectly as of
 five years and other Directorships   a Director  will expire    July 21, 2000
 ----------------------------------   ---------- ------------- -----------------
  *+  Dave H. Williams, Chairman and
      President, 67. Chairman of the
      Board of Alliance Capital
      Management Corporation
      ("ACMC")*** since prior to
      1995; Director of The
      Equitable Companies
      Incorporated and The Equitable
      Life Assurance Society of the                  2001
      United States.................     1988    (Class Three)       3,514

--------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of an affiliation with Alliance.
*** For purposes of this Proxy Statement, ACMC refers to Alliance Capital Management Corporation, the sole general partner of Alliance.
  +  Member of the Nominating Committee.

                                                             Number of shares
 Name, age, positions and offices                              beneficially
     with the Fund, principal       Year first   Year term   owned directly or
   occupations during the past        became   as a Director indirectly as of
five years and other Directorships  a Director  will expire    July 21, 2000
----------------------------------  ---------- ------------- -----------------
 **+  H.R.H. Pilar de Borbon y
      Borbon, Duchess of Badajoz,
      Director, 63. Director of
      Cartier, France; member of
      the Advisory Board of
      Sotheby's Holdings Inc. and
      the Board of Plus Ultra
      (insurance company);
      Chairman of International
      Equestrian Federation; and
      member of the International                 2003++
      Olympic Committee...........     1991     (Class Two)          890

 **+  Angel Corcostegui, Director,
      47. Chief Executive Officer
      and Vice Chairman of Banco
      Santander Central Hispano
      S.A.; formerly Chief
      Executive Officer of Banco
      Central Hispanoamericano;
      Vice Chairman of Compania
      Espanola Petroleo; Chairman
      of OHCH Holding Co.; and
      member of the International
      Board of The Wharton School
      of the University of                         2002
      Pennsylvania................     1992     (Class One)        1,414

****  Carlos Delclaux Zulueta,
      Director, 43. Managing
      Director of BBV Privanza
      Banco, S.A.; Chief Executive
      Officer of BBV Privanza,
      S.A.; responsible for Global
      Private Banking in BBVA                     2003++
      Group.......................     1994     (Class Two)          915

   *  Enrique L. Fevre, Director,
      56. Senior Vice President
      Latin America and Director
      of AXA; Vice President of
      AXA Aurora, SA; Managing
      Director of AXA Gestion de
      Seguros y Reaseguros S.A.;
      President of Espacio Gestion
      Espana, S.A.; Director of
      Ahorro Familiar, S.A.;
      formerly Finance Director of
      Peugeot Talbot Espana, S.A.,
      Director of Barcelona de
      Automocion; and Managing
      Director of PSA Credit S.A.
      and PSA Leasing                             2003++
      Espana, S.A. ...............     1991     (Class Two)          793

  *+  Ignacio Gomez-Acebo,
      Director, 68. Senior Partner
      of Gomez-Acebo & Pombo;
      Chairman of the Board of
      Clarke, Modet & Co. and
      Peugeot Leasing & COFIC; and                 2002
      member of the Board of AXA..     1995     (Class One)          770

--------
   * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of an affiliation with Alliance.
  **  Member of the Audit Committee.
**** "Interested person," as defined in the Act, of the Fund because of an affiliation with BBV Privanza Banco, S.A., the Fund's sub-adviser ("Privanza").
   +  Member of the Nominating Committee.
  ++  If re-elected at the Meeting.

                                                               Number of shares
  Name, age, positions and offices                               beneficially
      with the Fund, principal        Year first   Year term   owned directly or
     occupations during the past        became   as a Director indirectly as of
 five years and other Directorships   a Director  will expire    July 21, 2000
 ----------------------------------   ---------- ------------- -----------------
  **+  Inmaculada de Habsburgo-
       Lorena, Director, 54.
       President of The Spanish
       Institute; Trustee of Samuel
       H. Kress Foundation; Founder
       and Trustee of the King Juan
       Carlos International Center
       of New York University
       Foundation; and member of the
       Board of World Monuments Fund                 2001
       Espana.......................     1988    (Class Three)         840

  **+  Francisco Gomez Roldan,
       Director, 47. Chief Executive
       Officer of Argentaria, Caja
       Postal y Banco Hipotecario;
       formerly Deputy General
       Manager of Banco Bilbao-
       Vizcaya, S.A., the parent of
       Privanza; General Manager of
       BBV Interactivos, S.A.; and
       General Manager of Banca                      2001
       Catalana, S.A. ..............     1989    (Class Three)           0

  **+  Juan Manuel Sainz de Vicuna,
       Director, 74. Honorary
       Chairman of Coca-Cola Espana;
       President of the Fundacion
       Coca-Cola Espana; Director of
       Rendelsur (Coca-Cola
       franchisee Southern Spain);
       President of Perfumeria Gal,
       S.A.; and member of the
       Fundacion de Amigos del Museo
       del Prado, the Fundacion para
       el Apoyo de la Cultura, the
       Board of World Monuments Fund
       Espana and the Notre Dame
       University International                      2001
       Advisory Council.............     1988    (Class Three)       1,000

    *  Dr. Reba White Williams,
       Director, 64. Director of
       ACMC; Director of Special
       Projects of ACMC; art
       historian and writer;
       formerly Vice President and
       security analyst for Mitchell
       Hutchins, Inc. and an analyst
       for McKinsey & Company,                       2002
       Inc. ........................     1990     (Class One)       10,073

--------
   * "Interested person," as defined in the Act, of the Fund because of affiliation with Alliance.
  **  Member of the Audit Committee.
   +  Member of the Nominating Committee.

  Alliance has instituted a policy applicable to all the investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund.

  During the fiscal year ended November 30, 1999, the Board of Directors met four times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee did not meet. Both the Audit Committee and the Nominating Committee are standing committees of the Board. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Bylaws, which all candidates must meet. For this purpose, the Nominating Committee met on May 11, 2000. The Nominating Committee does not otherwise consider for nomination candidates recommended by stockholders.

  The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                     Total Number of
                                                                   Investment Companies    Total Number of
                                                     Total         in the Alliance Fund Investment Portfolios
                               Aggregate       Compensation from    Complex, including  in the Alliance Fund
                           Compensation from   the Alliance Fund     the Fund, as to     Complex, including
                          the Fund during the  Complex, including   which the Director  the Fund, as to which
    Name of Director       Fiscal Year ended  the Fund, during the   is a Director or     the Director is a
      of the Fund          November 30, 1999   1999 Calendar Year        Trustee         Director or Trustee
    ----------------      ------------------- -------------------- -------------------- ---------------------
Dave H. Williams........        $     0             $     0                  6                    15
H.R.H. Pilar de Borbon y
 Borbon.................        $13,500             $12,500                  1                     1
Angel Corcostegui.......        $12,000             $11,000                  1                     1
Carlos Delclaux Zulueta.        $     0             $     0                  1                     1
Enrique L. Fevre........        $     0             $     0                  1                     1
Ignacio Gomez-Acebo.....        $     0             $     0                  1                     1
Inmaculada de Habsburgo-
 Lorena.................        $13,500             $13,000                  1                     1
Francisco Gomez Roldan..        $12,500             $11,500                  1                     1
Juan Manuel Sainz
 de Vicuna..............        $13,000             $12,000                  1                     1
Dr. Reba White Williams.        $     0             $     0                  3                     3

  As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. During the Fund's fiscal year ended November 30, 1999, none of the Funds' Directors engaged in a purchase or sale of the securities of Alliance, Privanza, or of any of their respective parents or subsidiaries, in an amount exceeding 1% of the relevant class of outstanding securities.

  Your Board of Directors unanimously recommends that the stockholders vote "FOR" the election of each of the foregoing nominees to serve as a Director of the Fund.

                                 PROPOSAL TWO

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on May 11, 2000, selected PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending November 30, 2000. PricewaterhouseCoopers LLP (or its predecessor) has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

  A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from stockholders. The Audit Committee of the Board of Directors generally meets twice a year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

  Your Board of Directors unanimously recommends that the stockholders vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

   INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT ADVISER, SUB-
                           ADVISOR AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

  Dave H. Williams, Chairman and President (see page 3 for biographical information).

  Norman S. Bergel, Senior Vice President, 50, a Senior Vice President of ACMC since prior to 1995; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1995.

  Mark H. Breedon, Senior Vice President, 47, a Senior Vice President of ACMC since prior to 1995; Director and a Senior Vice President of ACL since prior to 1995.

  Russell Brody, Vice President, 33, a Vice President and Head Trader of the London desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1995.

  Cristina Fernandez-Alepuz, Vice President, 30, an Assistant Vice President of ACMC, with which she has been associated since prior to 1995.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 49, a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

  Edmund P. Bergan, Jr., Secretary, 50, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1995.

  Vincent S. Noto, Controller, 35, a Vice President of AFS, with which he has been associated since prior to 1995.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Bergel, Breedon and Brody and Ms. Fernandez-Alepuz is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Gersten and Noto is c/o Alliance Fund
Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-advisor is BBV Privanza Banco, S.A., with principal offices at 17 Padilla, Madrid, Spain 28006.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended November 30, 1999, all such reports were timely filed.

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 30, 2001, for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. If not received by the Fund by March 30, 2001 and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after May 17, 2001 and before the close of business on June 16, 2001.

  The persons named as proxies for the next annual meeting of stockholders will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter by June 16, 2001 (the date specified by an advance notice provision in the Fund's Bylaws). If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

  According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                     Percent of Common Stock
      Name and Address             Amount of       Based on Shares Outstanding
     of Beneficial Owner      Beneficial Ownership    as of the Record Date
     -------------------      -------------------- ---------------------------
Banco Bilbao-Vizcaya, S.A. ..   1,500,000 shares              17.52%
 Plaza de San Nicholas 4
 48005 Bilbao, Spain

Lazard Freres & Co. LLC......     902,500 shares              10.54%
 30 Rockefeller Plaza
 New York, New York 10020

Cargill Financial Markets         462,600 shares               5.40%
 PLC.........................
Cargill Holdings
 Knowle Hill Park
 Fairmile Lane, Cobham
 Surrey KT11 2PD, United
 Kingdom
Cargill Financial Services
 Corporation
 12700 Whitewater Drive
 Minnetonka, Minnesota 55343
Cargill, Incorporated
 15407 McGinty Road West
 Wayzata, Minnesota 55391

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact Edmund P. Bergan, Jr. at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

July 28, 2000
New York, New York

                              The Spain Fund, Inc.



--------------------------------------------------------------------------------

                           [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.
--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
July 28, 2000

                             THE SPAIN FUND, INC.

          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 14, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints each of Reid Conway and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on September 14, 2000 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side hereof. If no direction is made as regards a particular proposal or other matters, such votes entitled to be cast by the undersigned will be cast "FOR" the election of the nominees referred to in Proposal One as directors, "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Corporation (Proposal Two), "FOR" any postponement or adjournment of the Annual Meeting with respect to any proposal described in the proxy statement in the event that sufficient votes in favor of the position on such proposal recommended by the Board of Directors are not timely received, and in the discretion of the Proxy holder(s) on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

-------------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

_______________________________________________________________________________
                             THE SPAIN FUND, INC.
_______________________________________________________________________________


CONTROL NUMBER:


                                                        _______________________
        Please be sure to sign and date this Proxy.     | Date
_______________________________________________________________________________
|                                                                             |
|                                                                             |
________________Stockholder sign here_____________Co-owner sign here___________

1. Election of Directors.
   Class Two Directors (term expires 2003):
                                                   For All    With-    For All
                                                   Nominees   hold     Except
       H.R.H. Pilar de Borbon y Borbon,              [ ]       [ ]       [ ]
           Duchess of Badajoz
       Enrique L. Fevre
       Carlos Delcaux Zulueta

   NOTE: If you do not wish your shares voted "For" any particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

   Your Board of Directors urges you to vote "FOR" the election of all Nominees.

                                                     For     Against   Abstain
                                                     [ ]       [ ]       [ ]

2. Ratification of the selection of Pricewatehouse-
   Coopers LLP as the independent accountants for the Corporation for the fiscal year ending
   November 30, 2000.

   Your Board of Directors urges you to vote "FOR" Proposal Two.

3. In the discretion of the Proxy holder(s), to vote and otherwise represent the undersigned upon any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

                              RECORD DATE SHARES:
_______________________________________________________________________________